UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1:	Reports to Shareholders

Vanguard® ExplorerTM Fund > Semiannual Report April 30, 2006

>	Vanguard Explorer Fund returned nearly 19% during the first half of the fund’s 2006 fiscal year.
>	Small-capitalization stock returns were roughly twice those of their large-cap counterparts for the period.
>	The fund modestly trailed its benchmarks because of under allocations to top-performing sectors and some weak stock selections.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	12
Performance Summary	13
Financial Statements	14
About Your Fund’s Expenses	39
Trustees Renew Advisory Arrangements	41
Glossary	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2006
Total
Return
Vanguard Explorer Fund
Investor Shares	18.6%
Admiral™ Shares[1]	18.7
Russell 2500 Growth Index	19.1
Average Small-Cap Growth Fund[2]	19.4
Dow Jones Wilshire 5000 Index	11.1

Your Fund’s Performance at a Glance
October 31, 2005–April 30, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$76.67	$83.81	$0.230	$6.206
Admiral Shares	71.47	78.06	0.346	5.776

[1]	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

[2]	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended April 30, 2006, U.S. equity markets advanced strongly, even as investors grappled with rising energy prices and higher interest rates. Against this backdrop, the Explorer Fund’s Investor Shares returned 18.6%. (The Admiral Shares returned 18.7%.) This excellent return was nevertheless slightly short of the results for the fund’s index benchmark and its average peer group.

Stocks continued their healthy climb despite high energy prices

Following a lackluster finish in 2005, U.S. stock prices climbed steadily during the first four months of 2006, ending near a five-year high. Despite continuing worries over rising energy costs and the possibility of inflation, investors’ confidence in the economy remained firm. The job market remained tight and retail sales were strong during the fiscal half-year.

Small-capitalization stocks in the United States continued to outperform their large-cap counterparts, as has been the general trend since the bear market ended in 2002. During the half-year, small-caps bested large-caps by a margin of 9 percentage points. International stocks continued to produce outstanding gains, most notably in Japan and emerging markets.

The Fed continued its measured pace of raising short-term rates

For the six-month period, bonds provided slim returns as rising interest rates put a lid on bond performance. On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, continuing its gradual tightening of monetary policy to defuse the threat of inflation. This was the Fed’s 15th consecutive rate increase since June 2004. (Shortly after the close of the fiscal period, the Fed extended its streak of rate increases to 16, raising its target to 5.00%.) Interest rate movements followed a normal pattern during the period, rising across the maturity spectrum. Short-term and municipal securities outperformed long-term bonds.

Your fund generated good returns in a great market

Explorer’s 18.6% return for the half-year was a reflection of the outstanding gains seen among small-capitalization stocks. Returns in nine of the ten sectors in which the fund invested were strongly positive. In absolute terms, the fund’s return was outstanding; in relative terms it was very good.

The fund’s small shortfall relative to its benchmark resulted from comparatively small positions in a few top-performing sectors and a handful of missed opportunities and subpar stock selections in other sectors. For example, the fund was somewhat underweighted in the strong-performing energy and industrials

Market Barometer
		Total Returns
	Periods Ended April 30, 2006
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.9%	16.7%	3.4%
Russell 2000 Index (Small-caps)	18.9	33.5	10.9
Dow Jones Wilshire 5000 Index (Entire market)	11.1	18.9	4.5
MSCI All Country World Index ex USA (International)	25.0	38.1	11.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	0.6%	0.7%	5.2%
Lehman Municipal Bond Index	1.6	2.2	5.4
Citigroup 3-Month Treasury Bill Index	2.0	3.6	2.1

CPI
Consumer Price Index	1.2%	3.5%	2.6%

[1]	Annualized.

sectors versus their corresponding weightings in the Russell 2500 Growth Index, which detracted from relative return. Although the fund’s six independent investment advisors largely succeeded in identifying good stocks, their strong security selection couldn’t offset the penalty paid for not committing greater portions of their portfolios to surging stocks in those sectors.

Explorer also missed out on some outstanding performers, particularly in the health care sector. The fund did not hold some of the more speculative, better-performing names among biotech firms, equipment makers, and drugmakers. And in the telecommunication services area, the fund did not hold a number of wireless communication companies that posted excellent six-month returns.

Despite its somewhat disappointing relative return during this short period, the fund’s long-term results are very strong. Over time, Explorer has delivered solid performance by drawing upon the complementary talents of its six advisory firms, each of which manages its portion of fund assets according to its own investment philosophy and strategy. In addition to excellent returns, our multiadvisor approach has produced an exceptional level of diversification not typically seen among small-cap funds. Indeed, as of April 30, the fund held more than 1,000 stocks, far more than the average small-cap fund.

The fund’s extremely low expenses are an important element of its competitive long-term record. As shown in the table below, the fund’s expenses are far below those of the average small-cap growth fund.

For more details on the fund’s positioning and performance during the period, please see the Advisors’ Report, which begins on page 6.

Keep your ‘investing road map’ handy as you invest

Road maps can be a practical and invaluable tool for drivers venturing toward a distant destination. In the same way, your personal investing road map can help keep you on course as you navigate your way toward your financial goals.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.48%	0.30%	1.68%

[1]	Fund expense ratios reflect the six months ended April 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

In meeting with thousands of Vanguard investors over the years, I have often heard about how difficult it can be to keep an objective outlook on investing, especially in the midst of the incessant market analysis to which we are all subject through television, the Internet, and other news media. However, I always respond to these observations by suggesting that the best way to move toward your destination is to keep your eyes straight ahead, and not get sidetracked by the distractions and detours that are bound to pop up.

To reach your investment goals—whether they include, for example, a secure retirement, a new home, or a college education for your children—your investing road map should be based on your risk tolerance and time horizon.

It should reflect a carefully thought-out strategy and consist of a portfolio of stock, bond, and money market funds that is designed to meet your long-term goals. While the road to these goals may not always be as smooth as you would like, you’ll always be prepared if you remember your map.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 12, 2006

Advisors’ Report

During the six months ended April 30, 2006, the Investor Shares of Vanguard Explorer Fund returned 18.6% and the lower-cost Admiral Shares 18.7%. This performance reflects the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 11. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and Director

of U.S. Equity Management

On the positive side, our portfolio’s holdings in health care and materials & processing had favorable impacts on overall relative performance for the period. In addition, the portfolio made notable stock selections among consumer discretionary, other energy, and financial services issues. The portfolio’s earnings-and price-momentum models for stock selection helped to raise overall relative returns for the period. (We use index sectors as categorized by Russell, which are different from the Global Industry Classification System used by Vanguard funds and reflected in the Fund Profile.)

On the negative side, both sector weights and stock selection detracted from overall portfolio performance. At the sector level, our portfolio’s underweighting in producer durables and technology and its overweighting in consumer discretionary and other energy were the chief detractors from relative returns. Meanwhile, stock selections among health care and producer durables were weak for the period. The portfolio’s valuation component for stock selection detracted from performance.

Over the fiscal half-year, we enlarged the portfolio’s weighting in integrated oils so that it is now on par with the benchmark weighting. At the same time, the portfolio added to its tech sector weighting and reduced its exposure to utilities. As of April 30, the portfolio continued its focus on traditional growth-oriented sectors, including consumer discretionary, technology, and health care.

Vanguard Quantitative

Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our quantitative investment process evaluates a security’s attractiveness in terms of three attributes: valuation, sentiment, and balance-sheet characteristics.

In our experience, each of our underlying models performs well over long time frames, but their effectiveness varies over shorter periods. For example, over the past six months, our sentiment and balance-sheet models performed relatively well, but our valuation model was out of sync with the small-cap growth market.

Our process evaluates securities relative to their peer group (e.g., comparing a semiconductor stock to the universe of semiconductor stocks). We purchase the most attractively ranked stocks and sell those that we believe are overvalued, based on our model’s output. At the same time, our process neutralizes risk characteristics versus a small-cap growth benchmark. During the period, the benchmark we used to manage the risk exposures of the portfolio changed from the MSCI U.S. Small-Cap Growth Index to the Russell 2500 Growth Index.

We do not maintain a “view” on the market or individual sectors that is applied in the current management of our portfolio. Our process is focused solely on stockpicking—that is, overweighting those stocks in an industry group that we believe will outperform their peers, while avoiding securities in the same industry group that we believe will underperform. Although it may seem incongruous, our portfolio positioning is both static and dynamic. It’s static in that our portfolio always reflects the market cap and industry-group weightings of its benchmark. Yet, it’s dynamic because we are regularly buying and selling securities within these market-cap and industry-group buckets to try to outperform the benchmark’s return.

Granahan Investment

Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

Stocks in the technology, financial services, and transportation industries made major positive contributions to our portfolio’s performance during the six months ended April 30. The fund’s health care sector holdings were strong relative to the benchmark sector. (We use index sectors as categorized by Russell, which are different from the Global Industry Classification System used by Vanguard funds and reflected in the Fund Profile.)

Our tech holdings benefited from two related developments. The first was an improvement in spending on product development by worldwide carriers and cable companies following five years of reduced expenditures on optical components and hardware. The second development was a dramatic increase in usage of Internet and cell-phone bandwidth for music and video, which generated demand for components enabling wireless capability.

Financial services stocks, including Jefferies Group, United Rentals, and Dun & Bradstreet provided strong results.

Transportation, while not a big sector for us, nonetheless provided strong contributions from holdings such as Swift Transportation, C.H. Robinson, and Tidewater.

Our large health care holdings showed good performance relative to the benchmark sector and included several significant individual contributors. Two of our holdings—Abgenix (acquired by Amgen) and Serologicals—were bought at premiums. Good product-development news boosted returns for Vertex, Nektar, Medarex, and Adolor. We incurred some penalties in the device and equipment area, where Bausch & Lomb’s well-publicized problems with lens-care solutions provided a significant negative, and, to a lesser degree, Cyberonics, Affymetrix, and Cooper Companies were also detractors.

Producer durables and materials & processing, two relatively small sectors in the portfolio, were disappointments. Other sectors, including the consumer-oriented and energy groups, were a slight negative to performance.

Overall, our portfolio holdings continued to show strong earnings comparisons, ranging from triple-digit gains in energy and technology to more modest gains in consumer and materials companies. Profit-margin improvements are still the main driver of profit gains, though we also saw some acceleration in our companies’ revenue gains during this period. Valuations, as measured on reported earnings, remained high by historical standards.

Wellington Management

Company, LLP

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President

and Partner

Over the last six months, our portion of the fund benefited from favorable security selection in the health care, energy, and financials sectors. Within health care, our holdings in biotechnology companies Abgenix and Human Genome Sciences aided returns. Abgenix was acquired by Amgen, and Human Genome Sciences benefited from positive clinical data for its hepatitis treatment. Within energy, shares of energy services provider TETRA Technologies climbed on record profits as energy exploration and production companies seek to increase production. And in financials, shares of Investment Technology Group, an alternative trading network, rose on strong earnings growth amid record electronic-trading volumes.

Conversely, detractors over the fiscal period included PortalPlayer, a maker of semiconductors and software for digital music players; the company’s share price declined on concern that its products may no longer be used in the manufacture of Apple’s iPod. Another detractor was specialty drug maker Salix Pharmaceuticals, whose shares decreased on lower-than-expected earnings. And shares of biotech holding ICOS fell as a result of increasing concerns that the market for its key drug, Cialis, may be diminishing.

Our sector positioning remains predominantly a consequence of our bottom-up stock-selection process. In light of continued strong small-cap performance and the prospects for an economic slowdown in the second half of 2006, we have begun to adopt a more defensive posture. Compared with the benchmark, we ended the period overweighted in financials and underweighted in the industrials and information technology sectors.

Chartwell Investment Partners

Portfolio Managers:

Edward N. Antoian, CFA, Managing Partner

John A. Heffern, Managing Partner

Mark J. Cunneen, Managing Partner

Stock selection was the primary driver of our performance during the period, and the most positive contributors were the consumer-oriented, energy, and business services categories. Consumer-oriented stocks were robust as individuals continued to spend despite rising energy costs. Our portfolio’s selections in apparel retail and lodging were noteworthy contributors.

In energy, we benefited from an overweighted position relative to the benchmark and from outstanding stock selection. We expect continued growth in this sector, but we trimmed several of our investments following their vigorous performance during the period.

Within business services, continued solid fundamentals and earnings reports drove a number of our holdings.

During the half-year, stocks geared toward capital spending and technology were slight drags on our portfolio on a relative basis. Although some of our holdings fell shy of the impressive Russell 2500 Growth Index sector returns, in general, our holdings were up nicely.

We continue to identify pockets of growth for small and mid-size companies with products and capabilities to exploit changing demand patterns. This underscores our optimism about potential long-term investment returns from small- and mid-cap growth companies. Quantitatively, valuations in these asset classes are supportive. While small- and mid-cap growth stocks have outperformed value recently, they have lagged considerably in the last several years, and we believe that the opportunity for reversion to a more normalized return environment strongly favors our investment style.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President and Chief

Investment Officer

Dana F. Walker, CFA

Gregory A. Hartley, CFA

As the newest subadvisor to the Explorer Fund, we remind shareholders that Kalmar’s “growth with value” approach concentrates on the discovery and longer-term ownership of legitimate growth businesses whose stocks are currently undervalued. These are “real companies” that have the capability to add meaningfully to their intrinsic business value over time and that can also benefit from upward stock revaluation.

In the six months covered by this semiannual report, our portfolio’s holdings—with the exception of temporary “problem issues,” of which we will always have a few in our roughly 80-stock selection—have indeed grown their revenues and earnings well. As part of our long-term investment strategy, we continue to focus primarily on higher-quality businesses with more sustainable growth models and not on the clearly more cyclical, commodity-oriented materials, industrials, and durable goods companies that have led market returns when commodity prices soared.

In our opinion, the market has made an increasingly aggressive bet on the endurance of a hot commodity cycle and has also been driven by a higher level of risk-taking by investors, as stocks with high betas (high volatility relative to that of the market) and low returns on equity have set the pace. This makes Kalmar increasingly nervous about the risks in these sectors and strategies. Even though our growth-with-value investment approach may appear out of sync when the market embraces such a risk-taking psychology, we feel that the approach has proven itself ably over time.

Despite our concern for risk in these areas of the market, we continue to expect that 2006 will produce better returns than 2005, for a number of reasons. Those include strong corporate balance sheets, profitability, and earnings growth; reasonable overall valuations; ongoing restrained inflation; a likely end to Fed interest rate hikes; still-adequate monetary liquidity; shareholder-friendly corporate cash deployment; and rising merger-and-acquisition activity.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Grantham, Mayo,	27	3,381	Employs a highly disciplined approach to buying and
Van Otterloo & Co. LLC			selling stocks ranked among the 3,000 largest in the
			U.S. market, minus the very largest 500. Stocks are
			compared with one another and evaluated monthly
			using three disciplines, each of which represents an
			individual subportfolio.
Vanguard Quantitative	24	3,124	Conducts quantitative management using models that
Equity Group			assess valuation, marketplace sentiment, and balance-
			sheet characteristics of companies as compared with
			their peers.
Granahan Investment	20	2,558	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer, and
			special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets.
Wellington Management	11	1,456	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations Each stock is considered individually
			before purchase, and company developments are
			continually monitored for comparison with
			expectations for growth.
Chartwell Investment Partners	7	897	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Kalmar Investment Advisers	6	816	Employs a “growth with value” strategy using
			creative, bottom-up research to uncover vigorously
			growing, high-quality businesses. The process also
			seeks out stocks that are inefficiently valued or that
			offer value through longer-term company ownership.
			The strategy has a dual objective of superior returns
			with lower risk.
Cash Investments[1]	5	651	—

[1]	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of April 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,073	1,671	4,978
Median Market Cap	$2.3B	$2.5B	$27.3B
Price/Earnings Ratio	25.6x	28.8x	20.2x
Price/Book Ratio	3.4x	3.9x	3.0x
Yield		0.5%	1.7%
Investor Shares	0.3%
Admiral Shares	0.4%
Return on Equity	12.0%	13.2%	17.3%
Earnings Growth Rate	18.4%	18.8%	9.9%
Foreign Holdings	1.8%	0.0%	1.9%
Turnover Rate	97%3	—	—
Expense Ratio		—	—
Investor Shares	0.48%3
Admiral Shares	0.30%3
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	18%	17%	13%
Consumer Staples	2	2	8
Energy	8	9	9
Financials	9	10	22
Health Care	17	17	12
Industrials	14	16	11
Information Technology	25	23	16
Materials	3	4	3
Telecommunication Services	1	2	3
Utilities	1	0	3
Short-Term Reserves	2%	—	—

Volatility Measures
		Comparative		Broad
	Fund	Index[1]	Fund	Index[2]
R-Squared	0.99	1.00	0.86	1.00
Beta	0.98	1.00	1.56	1.00

Ten Largest Holdings4 (% of total net assets)

Red Hat, Inc.	systems software	0.8%
Helix Energy Solutions Group, Inc.	oil and gas equipment and services	0.6
MSC Industrial	trading companies
Direct Co., Inc. Class A	and distributors	0.6
Alliance Data Systems Corp.	data processing and outsourced services	0.6
Tidewater Inc.	oil and gas equipment and services	0.5
Akamai Technologies, Inc.	internet software and services	0.5
Swift Transportation Co., Inc.	trucking	0.5
O’Reilly Automotive, Inc.	automotive retail	0.5
Foundry Networks, Inc.	Communications equipment	0.5
Grant Prideco, Inc.	oil and gas equipment and services	0.5
Top Ten		5.6%

Investment Focus

[1]	Russell 2500 Growth Index.

[2]	Dow Jones Wilshire 5000 Index.

[3]	Annualized.

[4]	“Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 43 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1995–April 30, 2006

Average Annual Total Returns: Periods Ended March 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	12/11/1967	25.77%	11.06%	11.22%
Admiral Shares	11/12/2001	25.99	12.90[2]	—

[1]	Six months ended April 30, 2006.

[2]	Return since inception.

Note: See Financial Highlights tables on pages 33 and 34 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
	Common Stocks (94.3%)[1]
	Consumer Discretionary (17.5%)
*	O’Reilly Automotive, Inc.	1,876,150	63,564
	Advance Auto Parts, Inc.	1,073,850	43,190
*	Carter’s, Inc.	533,050	35,906
	^Garmin Ltd.	407,125	35,159
*	Hibbett Sporting Goods, Inc.	1,135,640	34,421
*	Lamar Advertising Co. Class A	620,860	34,141
*^	Netflix.com, Inc.	1,133,600	33,600
	Ryland Group, Inc.	515,400	32,527
	Brinker International, Inc.	808,300	31,653
	Phillips-Van Heusen Corp.	773,800	31,107
	Men’s Wearhouse, Inc.	841,548	29,824
*	Rare Hospitality International Inc.	938,965	29,221
*	Genesco, Inc.	703,300	29,067
*	Career Education Corp.	731,100	26,956
	Ethan Allen Interiors, Inc.	594,600	26,692
	Claire’s Stores, Inc.	744,700	26,228
*	Dollar Tree Stores, Inc.	954,964	24,896
	SCP Pool Corp.	525,800	24,565
*	Valassis Communications, Inc.	823,000	24,089
*	Tractor Supply Co.	369,355	23,931
	Polo Ralph Lauren Corp.	375,915	22,826
*	The Gymboree Corp.	756,993	22,770
*	The Dress Barn, Inc.	899,800	22,756
	Ross Stores, Inc.	719,516	22,046
*	Coldwater Creek Inc.	779,285	21,789
*	ITT Educational Services, Inc.	338,700	21,524
	Harte-Hanks, Inc.	773,800	21,125
*	Guess ?, Inc.	519,700	20,596
	BorgWarner, Inc.	335,500	20,375
*	The Pantry, Inc.	301,102	19,930
*	Papa John’s International, Inc.	581,533	19,435
*	Helen of Troy Ltd.	914,300	18,889
*	TiVo Inc.	2,273,800	18,873
	ADVO, Inc.	660,700	18,724
*	Quiksilver, Inc.	1,359,400	18,583
*	DreamWorks Animation SKG, Inc.	674,100	18,268
	Laureate Education Inc.	350,195	17,541
*	Bright Horizons Family Solutions, Inc.	439,421	17,454
*	Life Time Fitness, Inc.	379,275	17,371
	Aaron Rents, Inc. Class B	641,675	17,235
*^	Nutri/System Inc.	247,600	16,802
*	TRW Automotive Holdings Corp.	738,800	16,387
*	The Goodyear Tire & Rubber Co.	1,161,803	16,265
*	NVR, Inc.	21,500	16,232
*	Texas Roadhouse, Inc.	1,068,650	16,137
*	DSW Inc. Class A	513,837	16,083
*	GameStop Corp. Class A	321,925	15,195
	Catalina Marketing Corp.	639,300	15,139
	Abercrombie & Fitch Co.	245,900	14,934
	Williams-Sonoma, Inc.	353,000	14,780

			Market
			Value•
		Shares	($000)
	Tenma Corp.	773,000	14,741
	Borders Group, Inc.	615,600	14,528
	Tiffany & Co.	416,205	14,521
	Harman International Industries, Inc.	157,325	13,843
	Service Corp. International	1,684,250	13,558
	K-Swiss, Inc.	465,895	13,362
	Beazer Homes USA, Inc.	231,400	13,336
*	The Cheesecake Factory Inc.	419,948	13,254
	DeVry, Inc.	511,975	13,240
	United Auto Group, Inc.	310,400	13,130
	Thor Industries, Inc.	258,000	13,024
*	LodgeNet Entertainment Corp.	674,600	12,871
*	Panera Bread Co.	172,500	12,796
	Ruby Tuesday, Inc.	428,200	12,748
*	priceline.com, Inc.	513,500	12,550
*	AnnTaylor Stores Corp.	331,800	12,386
*	Imax Corp.	1,237,000	12,333
	Circuit City Stores, Inc.	422,300	12,141
*^	Charter Communications, Inc.	10,245,700	12,090
	CBRL Group, Inc.	284,189	11,569
*	Pacific Sunwear of California, Inc.	491,042	11,441
	Applebee’s International, Inc.	491,161	11,400
	MDC Holdings, Inc.	195,749	11,310
*	Meritage Corp.	172,300	11,299
	Regis Corp.	321,000	11,257
*	Playboy Enterprises, Inc. Class B	849,738	11,208
*	MarineMax, Inc.	341,245	11,179
*	Sonic Corp.	325,950	11,053
*	Jack in the Box Inc.	256,500	10,722
*	Ruth’s Chris Steak House	459,100	10,720
*	Too Inc.	274,100	10,531
*	CEC Entertainment Inc.	291,850	10,244
	KB Home	164,000	10,097
*	Hovnanian Enterprises Inc. Class A	252,300	10,034
*	Sotheby’s Holdings Class A	329,822	9,891
	OSI Restaurant Partners, Inc.	228,600	9,761
	Barnes & Noble, Inc.	215,554	9,717
*	Penn National Gaming, Inc.	232,625	9,472
	Liz Claiborne, Inc.	235,500	9,196
*	Insight Enterprises, Inc.	464,325	9,180
	Jackson Hewitt Tax Service Inc.	307,100	9,176
*	Morningstar, Inc.	213,921	9,100
	Foot Locker, Inc.	386,800	8,966
*	Champion Enterprises, Inc.	587,100	8,959
*	Gaylord Entertainment Co.	200,030	8,851
^	Brookfield Homes Corp.	189,420	8,827
	Standard Pacific Corp.	276,400	8,765
	Astro All Asia Networks PLC	6,930,200	8,753
*	Guitar Center, Inc.	162,730	8,748
	Darden Restaurants Inc.	220,400	8,728
	Tupperware Corp.	408,300	8,615
*	VistaPrint Ltd.	268,720	8,594
*	Build-A-Bear-Workshop, Inc.	261,100	8,434
*	Jos. A. Bank Clothiers, Inc.	199,831	8,393
^	Regal Entertainment Group Class A	393,700	8,276
	bebe stores, inc.	460,537	8,142
*	Leapfrog Enterprises, Inc.	770,000	8,085
	Hilton Hotels Corp.	297,100	8,004
	John Wiley & Sons Class A	217,900	7,984
*	Harris Interactive Inc.	1,612,500	7,788
*	Toll Brothers, Inc.	241,600	7,767
*	The Children’s Place Retail Stores, Inc.	125,500	7,753
*	The Warnaco Group, Inc.	346,200	7,713
*	Timberland Co.	220,000	7,491
*	Hollywood Media Corp.	1,561,823	7,341
*	WMS Industries, Inc.	233,668	7,302
*	Payless ShoeSource, Inc.	313,800	7,208
	Finish Line, Inc.	435,089	7,170
*	Zumiez Inc.	220,000	7,150
*	Rent-A-Center, Inc.	255,300	7,051
*	CarMax, Inc.	197,500	6,974
	Orient-Express Hotel Ltd.	169,490	6,949
*	Education Management Corp.	163,440	6,940
*^	William Lyon Homes, Inc.	69,200	6,923

			Market
			Value•
		Shares	($000)
	Brunswick Corp.	172,900	6,781
	Stein Mart, Inc.	426,487	6,738
	Building Materials Holding Corp.	199,100	6,654
	Sinclair Broadcast Group, Inc.	844,673	6,631
	Station Casinos, Inc.	85,500	6,590
^	Oakley, Inc.	361,800	6,570
*^	Select Comfort Corp.	163,784	6,545
*	Urban Outfitters, Inc.	279,220	6,478
*	Chico’s FAS, Inc.	169,500	6,282
*^	Columbia Sportswear Co.	122,500	6,234
	Michaels Stores, Inc.	164,325	6,216
*	Zale Corp.	250,300	6,170
	Harrah’s Entertainment, Inc.	75,120	6,133
*	Tenneco Automotive, Inc.	245,800	5,911
*	The Sports Authority, Inc.	158,800	5,901
	Domino’s Pizza, Inc.	222,051	5,847
*	Emmis Communications, Inc.	468,971	5,768
	Getty Images, Inc.	89,025	5,698
*	Steiner Leisure Ltd.	131,909	5,688
	Gentex Corp.	385,850	5,657
*	IAC/InterActiveCorp	195,705	5,650
*	JAKKS Pacific, Inc.	242,400	5,495
	American Eagle Outfitters, Inc.	164,400	5,327
	Steven Madden, Ltd.	97,200	5,175
	RadioShack Corp.	296,900	5,047
	Talbots Inc.	212,200	5,033
	International Speedway Corp.	101,300	4,983
	Fortune Brands, Inc.	61,115	4,908
*	Pinnacle Entertainment, Inc.	177,700	4,851
*	ProQuest Co.	305,800	4,801
*	Charlotte Russe Holding Inc.	220,558	4,764
	PETsMART, Inc.	165,900	4,589
^	Red Robin Gourmet Burgers	98,475	4,427
	The Stanley Works	82,100	4,290
*	Volcom, Inc.	120,000	4,280
*	Fleetwood Enterprises, Inc.	453,700	4,265
*	P.F. Chang’s China Bistro, Inc.	98,300	4,189
	Polaris Industries, Inc.	83,400	3,995
*	RCN Corp.	143,225	3,830
*	Steak n Shake Co.	200,100	3,824
^	Winnebago Industries, Inc.	128,400	3,781
*	Fossil, Inc.	227,250	3,695
*^	Tempur-Pedic International Inc.	214,300	3,384
*	Marvel Entertainment, Inc.	172,400	3,364
	Choice Hotel International, Inc.	62,600	3,351
*	XM Satellite Radio Holdings, Inc.	163,890	3,314
	Family Dollar Stores, Inc.	132,200	3,305
	Oxford Industries, Inc.	74,100	3,238
*	Monarch Casino & Resort, Inc.	100,987	3,179
*	Aeropostale, Inc.	99,100	3,043
	Meredith Corp.	60,800	3,016
*	Charming Shoppes, Inc.	218,000	2,997
	Whirlpool Corp.	33,170	2,977
	Speedway Motorsports, Inc.	76,400	2,909
*	Alderwoods Group, Inc.	151,983	2,897
*	Citi Trends Inc.	59,477	2,888
^	Pre-Paid Legal Services, Inc.	79,300	2,680
	Blyth, Inc.	129,400	2,659
*	Blount International, Inc.	169,300	2,622
^	Charles & Colvard Ltd.	181,125	2,139
	Journal Register Co.	183,200	2,048
	Kenneth Cole Productions, Inc.	73,500	1,875
	Cato Corp. Class A	74,500	1,686
*	McCormick & Schmick’s Seafood Restaurants, Inc.	66,400	1,660
*	Saks Inc.	74,300	1,496
	IHOP Corp.	31,100	1,490
	Interactive Data Corp.	66,141	1,473
	AFC Enterprises, Inc.	101,397	1,407
*	PetMed Express, Inc.	84,900	1,367
*	R.H. Donnelley Corp.	23,500	1,319
	Christopher & Banks Corp.	48,000	1,268
	World Wrestling Entertainment, Inc.	72,000	1,248

			Market
			Value•
		Shares	($000)
	Group 1 Automotive, Inc.	22,500	1,228
*^	Escala Group, Inc.	40,318	1,109
*	MTR Gaming Group Inc.	107,000	1,054
	Ambassadors Group, Inc.	39,000	1,041
*	Conn’s, Inc.	27,000	923
	Journal Communications, Inc.	78,400	920
*	Radio One, Inc. Class D	116,918	841
*	Skechers U.S.A., Inc.	24,800	678
	Matthews International Corp.	19,000	661
*	The Wet Seal, Inc. Class A	100,400	577
*	Lincoln Educational Services	27,927	475
*	Interface, Inc.	35,911	462
	CKE Restaurants Inc.	27,600	437
*	Isle of Capri Casinos, Inc.	10,400	324
	Autoliv, Inc.	5,700	315
	M/I Homes, Inc.	6,800	294
*	GameStop Corp. Class B	5,953	253
	Dover Downs Gaming & Entertainment, Inc.	6,700	173
*	Visteon Corp.	23,000	135
	Monro Muffler Brake, Inc.	2,700	98
	Value Line, Inc.	2,100	87
*	Dolby Laboratories Inc.	3,500	82
	Stage Stores, Inc.	2,135	67
	Deb Shops, Inc.	1,757	51
*	Cache, Inc.	1	—
			2,251,729
	Consumer Staples (1.8%)
*	Revlon, Inc. Class A	9,229,842	29,997
*^	Hansen Natural Corp.	174,900	22,643
*	Performance Food Group Co.	721,100	22,138
*	Central Garden and Pet Co.	433,587	21,358
*	Playtex Products, Inc.	1,666,900	18,686
	Longs Drug Stores, Inc.	359,232	17,031
	Nu Skin Enterprises, Inc.	812,900	13,429
*	Energizer Holdings, Inc.	215,300	11,013
	The Great Atlantic & Pacific Tea Co., Inc.	389,300	10,550
	Brown-Forman Corp. Class B	118,500	8,828
^	Sanderson Farms, Inc.	271,200	7,190
*^	USANA Health Sciences, Inc.	159,500	5,836
*	NBTY, Inc.	249,848	5,659
*^	Parlux Fragrances, Inc.	181,537	4,952
	American Italian Pasta Co.	566,300	4,706
	Alberto-Culver Co. Class B	80,100	3,602
	Lancaster Colony Corp.	79,981	3,283
	Seaboard Corp.	2,115	3,261
*	Chattem, Inc.	66,634	2,401
	Church & Dwight, Inc.	60,500	2,219
^	Mannatech, Inc.	118,700	2,181
*	Wild Oats Markets Inc.	123,500	2,122
	Inter Parfums, Inc.	74,061	1,403
*	BJ’s Wholesale Club, Inc.	45,400	1,390
	Pilgrim’s Pride Corp.	51,400	1,343
	Flowers Foods, Inc.	43,000	1,208
	Premium Standard Farms Inc.	39,100	651
*	Pathmark Stores, Inc.	62,900	651
	Coca-Cola Bottling Co.	11,800	569
	WD-40 Co.	15,532	488
	Alico, Inc.	8,400	422
	National Beverage Corp.	18,700	287
*	Gold Kist Inc.	17,000	228
	J & J Snack Foods Corp.	2,319	79
			231,804
	Energy (7.9%)
*	Helix Energy Solutions Group, Inc.	2,115,200	82,112
	Tidewater Inc.	1,194,850	69,588
*	Grant Prideco, Inc.	1,179,760	60,404
	St. Mary Land & Exploration Co.	1,303,998	54,977
	Patterson-UTI Energy, Inc.	1,615,921	52,291
	Frontier Oil Corp.	780,300	47,232
	Helmerich & Payne, Inc.	586,434	42,657
*	Cooper Cameron Corp.	746,430	37,501
	Tesoro Petroleum Corp.	430,500	30,101
	CONSOL Energy, Inc.	326,200	27,779
*	Unit Corp.	407,000	23,504
*	Hornbeck Offshore Services, Inc.	623,110	22,376
*	Western Oil Sands Inc.	711,400	21,465

			Market
			Value•
		Shares	($000)
	Rowan Cos., Inc.	442,100	19,598
*	TETRA Technologies, Inc.	394,400	19,404
	Holly Corp.	239,100	18,451
	TODCO Class A	398,959	18,300
*	Oil States International, Inc.	448,003	18,086
*	Comstock Resources, Inc.	562,200	17,473
*	Grey Wolf, Inc.	2,215,195	17,279
	Ultra Petroleum Corp.	263,500	16,853
*	Pride International, Inc.	419,300	14,629
*	OPTI Canada Inc.	362,700	13,860
	CARBO Ceramics Inc.	232,550	13,472
	Arch Coal, Inc.	140,500	13,346
	World Fuel Services Corp.	321,800	12,885
*	Superior Energy Services, Inc.	398,470	12,811
*	Southwestern Energy Co.	351,300	12,654
	Alon USA Energy, Inc.	467,300	12,538
*	Maverick Tube Corp.	230,100	12,522
	Western Gas Resources, Inc.	226,200	11,762
*	Giant Industries, Inc.	162,700	11,695
	XTO Energy, Inc.	268,258	11,361
*	NS Group Inc.	204,672	10,238
*	KCS Energy, Inc.	331,000	9,715
	Range Resources Corp.	302,626	8,029
	ENSCO International, Inc.	147,405	7,885
*	Complete Production Services, Inc.	285,255	7,539
	Atwood Oceanics, Inc.	140,200	7,480
*	Parker Drilling Co.	882,100	7,410
*	FMC Technologies Inc.	134,200	7,325
*	Forest Oil Corp.	189,425	6,927
*	Hercules Offshore, Inc.	164,900	6,743
*	Hydrill Co.	83,800	6,717
*	Veritas DGC Inc.	133,629	6,404
*	National Oilwell Varco Inc.	90,280	6,227
*	Oceaneering International, Inc.	99,400	6,066
*	Pioneer Drilling Co.	369,100	5,983
	Niko Resources Ltd.	77,475	4,529
	Duvernay Oil Corp.	111,875	4,273
	Pogo Producing Co.	81,300	4,040
	Cabot Oil & Gas Corp.	77,100	3,798
*	SEACOR Holdings Inc.	35,900	3,175
*^	GMX Resources Inc.	69,500	2,927
*	Gulfmark Offshore, Inc.	106,465	2,917
*	Energy Partners, Ltd.	112,758	2,908
*	Denbury Resources, Inc.	72,500	2,363
	Lufkin Industries, Inc.	31,800	2,037
	RPC Inc.	71,600	1,983
*	Edge Petroleum Corp.	50,400	1,165
	Massey Energy Co.	23,600	912
	W&T Offshore, Inc.	20,000	854
*	Plains Exploration & Production Co.	20,300	748
*	Newpark Resources, Inc.	102,900	685
*	NATCO Group Inc.	17,300	512
	Hugoton Royalty Trust	15,988	442
			1,021,922
	Financials (8.2%)
*	CB Richard Ellis Group, Inc.	558,990	49,130
*	Affiliated Managers Group, Inc.	456,790	46,273
*	Nasdaq Stock Market Inc.	1,148,090	42,962
*	Investment Technology Group, Inc.	801,000	42,445
	CapitalSource Inc. REIT	1,589,796	37,359
	Jefferies Group, Inc.	545,800	36,268
	Cullen/Frost Bankers, Inc.	607,800	35,179
	W.R. Berkley Corp.	774,715	28,990
	Cash America International Inc.	881,100	28,971
	Nuveen Investments, Inc. Class A	484,800	23,329
	IndyMac Bancorp, Inc.	433,700	20,956
	TCF Financial Corp.	756,200	20,312
	Strategic Hotels and Resorts, Inc. REIT	845,395	19,174
*	AmeriCredit Corp.	622,900	18,861
	^Corus Bankshares Inc.	268,100	17,947
	Kilroy Realty Corp. REIT	232,800	16,603
*	First Cash Financial Services, Inc.	772,683	16,358

			Market
			Value•
		Shares	($000)
	HCC Insurance Holdings, Inc.	486,700	16,300
	Webster Financial Corp.	344,708	16,184
	Aspen Insurance Holdings Ltd.	645,150	15,709
	Apollo Investment Corp.	798,475	14,931
	Hanover Insurance Group Inc.	280,100	14,817
	Redwood Trust, Inc. REIT	348,300	14,792
*	Conseco, Inc.	583,400	14,731
	International Bancshares Corp.	505,400	14,459
	U-Store-It Trust REIT	761,100	13,913
*	Signature Bank	375,300	13,274
	Platinum Underwriters Holdings, Ltd.	466,200	12,853
	Reinsurance Group of America, Inc.	254,500	12,241
	First American Corp.	271,600	11,570
	Equity Inns, Inc. REIT	703,100	11,390
	First Community Bancorp	188,000	10,904
	Federated Investors, Inc.	297,599	10,446
*	E*TRADE Financial Corp.	418,350	10,409
	Willis Group Holdings Ltd.	291,975	10,263
	BankUnited Financial Corp.	330,124	10,132
*	Arch Capital Group Ltd.	154,725	9,400
	Bank of Hawaii Corp.	167,900	9,119
	The Phoenix Cos., Inc.	600,100	9,116
	People’s Bank	272,595	8,927
	Jones Lang Lasalle Inc.	104,000	8,815
	Student Loan Corp.	41,800	8,705
	Brown & Brown, Inc.	272,400	8,507
	Federal Realty Investment Trust REIT	121,200	8,269
*	Argonaut Group, Inc.	210,708	7,354
	Arthur J. Gallagher & Co.	266,500	7,313
	UCBH Holdings, Inc.	412,725	7,301
	Host Marriott Corp. REIT	345,135	7,255
	BlackRock, Inc.	47,600	7,213
	Commerce Bancorp, Inc.	176,100	7,104
	Tanger Factory Outlet Centers, Inc. REIT	206,700	6,776
	Zenith National Insurance Corp.	146,477	6,463
	Hanmi Financial Corp.	316,162	6,159
	Equity Lifestyle Properties, Inc. REIT	138,330	6,085
*	CompuCredit Corp.	152,300	6,084
	StanCorp Financial Group, Inc.	121,000	5,970
	Sterling Financial Corp.	180,632	5,807
	Wintrust Financial Corp.	112,187	5,806
	Investors Financial Services Corp.	118,495	5,671
	Wilmington Trust Corp.	127,100	5,631
	Unitrin, Inc.	113,700	5,554
	Mid-America Apartment Communities, Inc. REIT	104,300	5,528
*	Universal American Financial Corp.	360,300	5,311
	Boston Private Financial Holdings, Inc.	151,796	5,047
	Greenhill & Co., Inc.	67,700	4,801
	International Securities Exchange, Inc.	107,225	4,713
	American Equity Investment Life Holding Co.	339,075	4,598
	AmerUs Group Co.	69,900	4,100
*	GFI Group Inc.	69,127	3,932
	Independent Bank Corp. (MI)	142,270	3,884
	Flagstar Bancorp, Inc.	234,800	3,757
	First BanCorp Puerto Rico	343,000	3,636
	Doral Financial Corp.	456,100	3,608
	Nara Bancorp, Inc.	189,728	3,567
	The Macerich Co. REIT	46,000	3,368
*	Portfolio Recovery Associates, Inc.	62,700	3,226
	United Dominion Realty Trust REIT	117,400	3,192
	LandAmerica Financial Group, Inc.	45,100	3,129
	Global Signal, Inc. REIT	61,300	3,047
	Fremont General Corp.	135,300	3,009
	Westamerica Bancorporation	57,500	2,941

			Market
			Value•
		Shares	($000)
*	Asset Acceptance Capital Corp.	123,711	2,584
^	The First Marblehead Corp.	53,442	2,571
	Bristol West Holdings, Inc.	127,738	2,358
	Eaton Vance Corp.	76,200	2,169
	Financial Federal Corp.	74,100	2,104
	Glimcher Realty Trust REIT	73,400	1,894
	Mills Corp. REIT	58,800	1,876
	Scottish Re Group Ltd.	75,000	1,742
	Advanta Corp. Class B	44,293	1,690
	LaSalle Hotel Properties REIT	37,300	1,631
*	Primus Guaranty, Ltd.	137,900	1,600
	CBL & Associates Properties, Inc. REIT	39,200	1,568
	United Community Banks, Inc.	52,216	1,547
	ASTA Funding, Inc.	39,603	1,439
*	Trammell Crow Co.	35,400	1,378
	Ventas, Inc. REIT	41,800	1,366
	Old Second Bancorp, Inc.	43,900	1,352
	Republic Bancorp, Inc.	116,400	1,335
*^	Tejon Ranch Co.	29,500	1,331
	American Financial Group, Inc.	29,400	1,302
*	Texas Capital Bancshares, Inc.	53,736	1,239
	Placer Sierra Bancshares	43,300	1,150
	Forest City Enterprise Class A	24,300	1,097
	City Holding Co.	29,636	1,072
	Advance America Cash Advance Centers Inc.	70,300	1,040
	Erie Indemnity Co. Class A	20,100	1,024
	Center Financial Corp.	44,000	982
	City National Corp.	10,400	759
	GMH Communities Trust REIT	55,600	684
	Highland Hospitality Corp. REIT	52,400	676
	Radian Group, Inc.	9,600	602
	Frontier Financial Corp.	13,969	466
	Midland Co.	12,879	459
	Glacier Bancorp, Inc.	14,717	447
	Safety Insurance Group, Inc.	9,000	417
	Preferred Bank, Los Angeles	7,756	392
	First State Bancorporation	14,666	378
	Saul Centers, Inc. REIT	8,900	364
	TriCo Bancshares	13,302	363
	Delphi Financial Group, Inc.	6,200	325
	U.S.B. Holding Co., Inc.	13,900	309
	Consolidated-Tomoka Land Co.	4,800	294
*	Capital Crossing Bank	7,500	220
	Camden National Corp.	5,500	210
*	World Acceptance Corp.	7,151	206
	National Financial Partners Corp.	3,200	166
	Suffolk Bancorp	5,100	156
*	United PanAm Financial Corp.	4,700	141
	Digital Realty Trust, Inc. REIT	3,500	99
	Harleysville National Corp.	4,765	95
	Raymond James Financial, Inc.	2,700	82
	Univest Corp. of Pennsylvania	3,000	80
	SEI Investments Co.	1,700	73
	Mercantile Bank Corp.	1,188	49
	United Security Bancshares, Inc.	1,900	49
	Washington Trust Bancorp, Inc.	800	21
			1,060,256
	Health Care (16.4%)
	Pharmaceutical Product Development, Inc.	1,593,306	57,152
*	Health Net Inc.	1,276,500	51,954
*	Henry Schein, Inc.	1,105,845	51,554
*	Cephalon, Inc.	722,425	47,434
*	Lincare Holdings, Inc.	1,155,500	45,677
	Omnicare, Inc.	726,200	41,183
^	Bausch & Lomb, Inc.	746,300	36,531
*	Covance, Inc.	611,115	35,659
*	Endo Pharmaceuticals Holdings, Inc.	1,063,790	33,456
*	Community Health Systems, Inc.	894,235	32,407
*	PDL BioPharma Inc.	1,043,602	30,035

			Market
			Value•
		Shares	($000)
*	Intuitive Surgical, Inc.	235,564	29,917
*	Genesis Healthcare Corp.	627,564	29,665
	Manor Care, Inc.	661,907	29,025
*	ResMed Inc.	662,150	28,572
*	Serologicals Corp.	889,800	27,691
*	Pediatrix Medical Group, Inc.	544,250	27,550
*	Barr Pharmaceuticals Inc.	431,250	26,112
*	Techne Corp.	458,774	25,994
*	Human Genome Sciences, Inc.	2,263,700	25,829
*	Respironics, Inc.	697,450	25,541
*	Vertex Pharmaceuticals, Inc.	691,778	25,160
	Universal Health Services Class B	485,122	24,639
*	IDEXX Laboratories Corp.	294,702	24,522
*	Amylin Pharmaceuticals, Inc.	560,800	24,423
*	United Surgical Partners International, Inc.	735,358	24,274
*	Nektar Therapeutics	1,095,700	23,569
*	Hologic, Inc.	486,846	23,208
*	Alkermes, Inc.	1,056,608	22,685
*^	Cerner Corp.	541,286	21,462
*	ICOS Corp.	965,395	21,171
*	Millennium Pharmaceuticals, Inc.	2,321,100	21,076
*	Celgene Corp.	487,945	20,572
	DENTSPLY International Inc.	326,250	19,467
*	Invitrogen Corp.	288,300	19,031
*	Medarex, Inc.	1,553,200	18,654
*	Kindred Healthcare, Inc.	759,700	18,430
*	AMN Healthcare Services, Inc.	948,172	18,224
*	LifePoint Hospitals, Inc.	558,500	17,704
	Cooper Cos., Inc.	315,450	17,293
*	Millipore Corp.	227,600	16,792
	Kissei Pharmaceutical Co.	847,000	16,392
*	Matria Healthcare, Inc.	516,400	15,848
*	Per-Se Technologies, Inc.	564,875	15,788
	Hogy Medical Co., Ltd.	289,300	15,270
*	Kyphon Inc.	367,342	15,263
*	Advanced Medical Optics, Inc.	325,100	15,150
*	Cyberonics, Inc.	649,700	15,067
	Dade Behring Holdings Inc.	378,800	14,773
	Chemed Corp.	265,850	14,486
*	Bruker BioSciences Corp.	2,391,860	13,992
*	Edwards Lifesciences Corp.	313,301	13,923
*	Watson Pharmaceuticals, Inc.	485,800	13,816
*	King Pharmaceuticals, Inc.	767,800	13,352
*	American Retirement Corp.	519,700	13,200
*	DaVita, Inc.	234,425	13,189
*	Neurocrine Biosciences, Inc.	228,056	13,081
*	Healthways, Inc.	265,000	13,001
*	Cubist Pharmaceuticals, Inc.	566,270	12,837
*	Salix Pharmaceuticals, Ltd.	908,514	12,447
*	Qiagen NV	823,300	12,267
*	IntraLase Corp.	570,000	12,244
*	Emdeon Corp.	1,043,639	11,908
*	Zymogenetics, Inc.	579,137	11,855
*	Gen-Probe Inc.	217,575	11,634
*	QLT Inc.	1,384,900	11,384
*	Kinetic Concepts, Inc.	257,600	11,247
*	Haemonetics Corp.	201,780	10,996
*	WellCare Health Plans Inc.	250,500	10,491
*	Affymetrix, Inc.	363,400	10,411
*	Illumina, Inc.	327,265	10,351
*	Thoratec Corp.	568,772	10,244
*	Ventana Medical Systems, Inc.	208,700	10,164
*	Cambridge Antibody Technology Group	755,600	10,057
*	CV Therapeutics, Inc.	502,400	9,973
*^	Abraxis Bioscience, Inc.	316,800	9,897
*	Sunrise Senior Living, Inc.	261,400	9,724
*	Sierra Health Services, Inc.	247,000	9,685
*	Connetics Corp.	637,150	9,653
	Medicis Pharmaceutical Corp.	290,900	9,565
*	Nuvelo, Inc.	571,400	9,354
	Valeant Pharmaceuticals International	514,300	9,206
*	Sybron Dental Specialties, Inc.	195,600	9,201

			Market
			Value•
		Shares	($000)
	Varian Medical Systems, Inc.	174,950	9,164
*	InterMune Inc.	562,500	8,994
*	Triad Hospitals, Inc.	215,800	8,891
	Intermagnetics General Corp.	409,000	8,883
*	Rigel Pharmaceuticals, Inc.	816,400	8,760
*	United Therapeutics Corp.	143,103	8,522
	Mentor Corp.	195,100	8,454
	Hillenbrand Industries, Inc.	163,600	8,402
*	NPS Pharmaceuticals Inc.	973,800	8,345
*	ViroPharma Inc.	733,500	8,245
*	Cell Genesys, Inc.	1,210,500	8,231
*	Axcan Pharma Inc.	611,700	8,209
*	Candela Corp.	332,350	7,727
*	Kos Pharmaceuticals, Inc.	159,100	7,700
*	Psychiatric Solutions, Inc.	229,000	7,571
*	The TriZetto Group, Inc.	479,675	7,540
*	Exelixis, Inc.	679,700	7,314
*	Regeneron Pharmaceuticals, Inc.	500,100	7,261
*	Apria Healthcare Group Inc.	328,100	7,185
*	Syneron Medical Ltd.	275,000	7,114
*	Myriad Genetics, Inc.	262,400	6,725
	Mylan Laboratories, Inc.	306,190	6,687
*	Seattle Genetics, Inc.	1,358,504	6,670
*	Adolor Corp.	281,700	6,626
*	Xenoport Inc.	294,313	6,607
*	ICU Medical, Inc.	159,586	6,573
*	Arena Pharmaceuticals, Inc.	455,850	6,455
*	Momenta Pharmaceuticals, Inc.	375,274	6,346
	LCA-Vision Inc.	112,100	6,296
*	Odyssey Healthcare, Inc.	356,650	6,202
*	Durect Corp.	1,270,000	6,172
*	Myogen, Inc.	185,900	6,146
*	Impax Laboratories, Inc.	662,300	6,143
*	Magellan Health Services, Inc.	150,400	6,114
*	Isis Pharmaceuticals, Inc.	675,849	5,799
*	Molina Healthcare Inc.	176,700	5,778
*	Radiation Therapy Services, Inc.	225,744	5,768
*	Noven Pharmaceuticals, Inc.	302,300	5,713
*^	Pain Therapeutics, Inc.	613,200	5,678
*	Symmetry Medical Inc.	282,200	5,616
*	Cytokinetics, Inc.	729,049	5,286
*	ImmunoGen, Inc.	1,286,000	5,247
*	Nighthawk Radiology Holdings, Inc.	208,875	5,061
*	Onyx Pharmaceuticals, Inc.	212,500	4,962
*^	Tanox, Inc.	297,379	4,785
*	Digene Corp.	112,469	4,646
*^	Telik, Inc.	251,055	4,617
	STERIS Corp.	199,200	4,586
*	Cutera, Inc.	173,800	4,574
*	Sirna Therapeutics, Inc.	594,000	4,491
	PolyMedica Corp.	104,502	4,317
*^	Geron Corp.	558,693	4,190
*	Greatbatch, Inc.	168,400	4,126
*	LifeCell Corp.	147,000	3,975
*	AmSurg Corp.	143,563	3,667
	Computer Programs and Systems, Inc.	77,300	3,650
*	Ventiv Health, Inc.	119,682	3,595
	Alpharma, Inc. Class A	131,300	3,447
	Owens & Minor, Inc. Holding Co.	107,800	3,436
*	AMERIGROUP Corp.	130,000	3,358
*	VCA Antech, Inc.	107,800	3,352
*^	Idenix Pharmaceuticals Inc.	333,187	3,345
*	ArthroCare Corp.	71,255	3,230
*	Diversa Corp.	301,171	3,171
*	OraSure Technologies, Inc.	293,600	3,150
*	Symbion, Inc.	130,487	3,003
	^Martek Biosciences Corp.	93,400	2,774
*	Humana Inc.	60,600	2,738
*	Charles River Laboratories, Inc.	55,700	2,632
*	Hi-Tech Pharmacal Co., Inc.	96,000	2,343
*	PSS World Medical, Inc.	124,978	2,255
*	First Horizon Pharmaceutical Corp.	99,625	2,219
*	Abaxis, Inc.	78,300	2,045
*^	SurModics, Inc.	56,477	2,008

			Market
			Value•
		Shares	($000)
	Vital Signs, Inc.	39,509	1,964
*	Applera Corp.–Celera Genomics Group	157,980	1,894
*	Alnylam Pharmaceuticals Inc.	105,500	1,625
*	Viasys Healthcare Inc.	55,000	1,599
*	Allscripts Healthcare Solutions, Inc.	83,366	1,420
*	Kendle International Inc.	36,600	1,374
*	American Medical Systems Holdings, Inc.	60,100	1,335
*	Merit Medical Systems, Inc.	113,434	1,326
	Beckman Coulter, Inc.	24,600	1,263
*	Quidel Corp.	109,700	1,256
*	Cytyc Corp.	45,703	1,181
	Meridian Bioscience Inc.	41,700	1,083
*	Somanetics Corp.	63,400	1,040
*	Merge Technologies, Inc.	73,213	925
*	Immunomedics Inc.	303,100	921
*	New River Pharmaceuticals Inc.	20,400	694
	CNS, Inc.	30,600	658
*	Zoll Medical Corp.	23,742	629
*^	WebMD Health Corp. Class A	12,900	561
*	Pharmion Corp.	24,926	483
	PerkinElmer, Inc.	19,800	425
	Young Innovations, Inc.	10,361	369
	West Pharmaceutical Services, Inc.	9,700	346
*	PRA International	12,294	286
*	IRIS International, Inc.	20,500	243
*	BioMarin Pharmaceutical Inc.	4,900	60
			2,109,547
	Industrials (13.6%)
	MSC Industrial Direct Co., Inc. Class A	1,518,019	78,724
*	Swift Transportation Co., Inc.	2,174,247	65,119
*	The Dun & Bradstreet Corp.	617,300	47,544
	Robert Half International, Inc.	1,122,837	47,462
	Joy Global Inc.	719,700	47,277
*	AMR Corp.	1,487,700	36,657
	Fastenal Co.	752,400	35,220
	Harsco Corp.	420,560	35,054
*	The Advisory Board Co.	616,440	34,595
	Oshkosh Truck Corp.	554,400	33,929
*	Monster Worldwide Inc.	557,415	31,996
	Donaldson Co., Inc.	957,200	31,817
*	Labor Ready, Inc.	1,063,028	28,096
	Con-way, Inc.	500,748	27,902
*^	USG Corp.	256,200	27,406
	Albany International Corp.	697,700	27,280
	JLG Industries, Inc.	945,300	27,111
*	ChoicePoint Inc.	607,181	26,734
*	Wesco International, Inc.	350,900	26,317
*	Alliant Techsystems, Inc.	322,500	25,797
	UTI Worldwide, Inc.	813,045	25,359
	Cummins Inc.	241,600	25,247
*	Jacobs Engineering Group Inc.	300,900	24,884
*	Aviall, Inc.	652,000	24,580
	Watsco, Inc.	385,700	24,473
	The Corporate Executive Board Co.	223,552	23,949
*	McDermott International, Inc.	390,489	23,742
	Heartland Express, Inc.	964,140	23,438
	Knight Transportation, Inc.	1,129,600	22,061
*	United Rentals, Inc.	582,200	20,767
*	Continental Airlines, Inc. Class B	788,700	20,538
*	AirTran Holdings, Inc.	1,375,750	19,233
	Manpower Inc.	279,700	18,222
*	BE Aerospace, Inc.	697,043	18,144
	Herman Miller, Inc.	588,000	18,105
	Lennox International Inc.	538,600	17,575
*	URS Corp.	403,200	17,366
	Chicago Bridge & Iron Co. N.V.	693,225	16,617
	Carlisle Co., Inc.	186,225	15,736
*	Terex Corp.	175,400	15,181
	DRS Technologies, Inc.	269,500	14,965
	The Timken Co.	420,499	14,675

			Market
			Value•
		Shares	($000)
*	Flowserve Corp.	254,400	14,633
*	Corrections Corp. of America	323,065	14,499
	Administaff, Inc.	244,400	14,114
*	JetBlue Airways Corp.	1,374,300	14,100
*	Energy Conversion Devices, Inc.	273,952	13,700
	Werner Enterprises, Inc.	675,500	12,956
*	West Corp.	270,059	12,509
*	FuelCell Energy, Inc.	949,200	12,463
	Mueller Industries Inc.	309,200	11,712
*	Navistar International Corp.	439,157	11,585
	The Toro Co.	228,900	11,319
	Arkansas Best Corp.	263,300	11,301
	HNI Corp.	213,500	11,290
	Equifax, Inc.	280,900	10,826
*	US Airways Group Inc.	247,400	10,703
*	Resources Connection, Inc.	391,975	10,544
	Simpson Manufacturing Co.	243,900	9,754
	^United Industrial Corp.	147,789	9,710
	Precision Castparts Corp.	140,705	8,862
	Skywest, Inc.	375,011	8,839
*	Trex Co., Inc.	290,000	8,665
	Ametek, Inc.	174,775	8,611
	Pacer International, Inc.	247,185	8,476
*	Stericycle, Inc.	128,600	8,467
*	Allied Waste Industries, Inc.	594,600	8,420
	Landstar System, Inc.	196,200	8,337
	Pentair, Inc.	217,000	8,307
	Roper Industries Inc.	173,400	8,230
	Aramark Corp. Class B	292,300	8,217
*	Encore Wire Corp.	194,857	8,170
*	Hexcel Corp.	362,097	7,999
*	American Commercial Lines Inc.	147,465	7,953
*	H&E Equipment Services, Inc.	227,800	7,952
*	Amerco, Inc.	74,494	7,780
*	Global Cash Access, Inc.	394,680	7,692
*	AAR Corp.	282,800	7,545
	Steelcase Inc.	400,100	7,490
*	Consolidated Graphics, Inc.	140,825	7,364
*	General Cable Corp.	230,100	7,264
*	Spherion Corp.	680,000	7,194
*	Teletech Holdings Inc.	514,672	6,608
*	FTI Consulting, Inc.	218,600	6,283
	Actuant Corp.	97,725	6,250
	Lincoln Electric Holdings, Inc.	113,100	6,199
	Walter Industries, Inc.	93,139	6,178
	J.B. Hunt Transport Services, Inc.	258,832	6,168
^	Dynamic Materials Corp.	160,100	6,114
*	Thomas & Betts Corp.	100,400	5,718
	Freightcar America Inc.	82,200	5,499
*	Copart, Inc.	203,400	5,461
	John H. Harland Co.	129,500	5,368
*	EGL, Inc.	114,400	5,345
*	The Middleby Corp.	59,400	5,246
*	Mobile Mini, Inc.	148,976	4,913
*	United Stationers, Inc.	90,300	4,845
*	Williams Scotsman International Inc.	168,425	4,138
*	Genlyte Group, Inc.	59,386	4,092
	The Manitowoc Co., Inc.	77,710	3,854
	Trinity Industries, Inc.	55,300	3,512
	C.H. Robinson Worldwide Inc.	78,600	3,486
*	CRA International Inc.	70,300	3,428
*	Quanta Services, Inc.	205,200	3,328
	GATX Corp.	69,700	3,262
	Mine Safety Appliances Co.	75,600	3,160
*^	Distributed Energy Systems Corp.	450,500	2,843
	American Woodmark Corp.	79,600	2,767
*	Insituform Technologies Inc. Class A	104,600	2,665
	Applied Industrial Technology, Inc.	62,350	2,591
	Apogee Enterprises, Inc.	151,300	2,456
*	American Reprographics Co.	68,300	2,423
	Bluelinx Holdings Inc.	146,300	2,216

			Market
			Value•
		Shares	($000)
	Washington Group International, Inc.	39,400	2,191
*	Ceradyne, Inc.	40,539	2,149
*	K&F Industries Holdings	121,100	2,148
*	ExpressJet Holdings, Inc.	353,000	1,977
*	American Superconductor Corp.	157,400	1,725
	Forward Air Corp.	41,300	1,659
*	Innovative Solutions and Support, Inc.	104,000	1,645
*	Teledyne Technologies, Inc.	41,700	1,518
*	Accuride Corp.	131,800	1,351
*	Cenveo Inc.	78,400	1,328
*	Herley Industries Inc.	58,600	1,241
*	Builders FirstSource, Inc.	56,506	1,218
*	Clean Harbors Inc.	39,693	1,142
*	RailAmerica, Inc.	97,700	1,116
	Graco, Inc.	23,350	1,092
	Navigant Consulting, Inc.	51,400	1,084
*	Old Dominion Freight Line, Inc.	33,355	1,074
	Franklin Electric, Inc.	17,700	1,032
	Bowne & Co., Inc.	59,400	933
*^	Lamson & Sessions Co.	35,800	900
*	Columbus McKinnon Corp.	26,800	717
	McGrath RentCorp	26,103	702
*	ABX Air, Inc.	103,034	668
*	Kirby Corp.	8,400	619
	Brady Corp. Class A	16,300	586
*	On Assignment, Inc.	41,300	537
*	Heidrick & Struggles International, Inc.	14,225	514
	HEICO Corp.	15,600	512
	Regal-Beloit Corp.	9,900	462
	Ryder System, Inc.	8,000	417
*	U.S. Xpress Enterprises, Inc.	17,400	342
	The Greenbrier Cos., Inc.	8,000	321
*	American Science & Engineering, Inc.	3,441	295
*	Armor Holdings, Inc.	3,700	226
*	Kforce Inc.	15,800	222
	UAP Holding Corp.	6,900	143
	Cubic Corp.	4,700	108
			1,754,776
	Information Technology (23.1%)
	Communications Equipment (3.4%)
*	Foundry Networks, Inc.	4,335,628	61,609
	Harris Corp.	810,100	37,726
*	Polycom, Inc.	1,409,275	31,004
	ADTRAN Inc.	1,134,650	28,525
*	CommScope, Inc.	765,100	25,287
*	Ciena Corp.	6,065,000	24,806
*	Stratex Networks, Inc.	3,857,500	24,341
*	Powerwave Technologies, Inc.	1,964,804	21,908
	Plantronics, Inc.	534,800	20,055
*	Avocent Corp.	670,038	18,051
*	ViaSat, Inc.	576,600	17,373
*	Tellabs, Inc.	1,086,700	17,224
*	NICE-Systems Ltd. ADR	265,246	14,535
*	Sycamore Networks, Inc.	3,053,354	14,351
*	Avaya Inc.	971,700	11,660
*	Bookham, Inc.	1,874,500	11,416
*	Tekelec	636,404	9,088
*^	Finisar Corp.	1,571,500	7,386
*	Andrew Corp.	579,402	6,130
*	F5 Networks, Inc.	97,800	5,727
*	Comverse Technology, Inc.	245,345	5,557
	Ixia	442,875	5,004
*	Blue Coat Systems, Inc.	200,900	4,372
*	Arris Group Inc.	325,304	3,855
*	NETGEAR, Inc.	132,412	2,973
*	Symmetricom Inc.	114,600	928
*	JDS Uniphase Corp.	224,700	784
*	Anaren, Inc.	23,400	481
	Inter-Tel, Inc.	19,339	444
*	ADC Telecommunications, Inc.	14,800	331
	SpectraLink Corp.	20,355	243
	Optical Cable Corp.	8,891	—

			Market
			Value•
		Shares	($000)
	Computers & Peripherals (1.5%)
*	Western Digital Corp.	2,221,800	46,747
*	Brocade Communications Systems, Inc.	4,330,300	26,675
*	Electronics for Imaging, Inc.	949,500	26,073
*	Hutchinson Technology, Inc.	764,600	18,175
*	Komag, Inc.	403,128	16,948
*	Emulex Corp.	911,277	16,540
	NCR Corp.	343,450	13,532
*	QLogic Corp.	517,000	10,759
*	Intermec, Inc.	311,825	8,260
	Diebold, Inc.	162,200	6,902
*	Synaptics Inc.	93,862	2,461
*	Palm, Inc.	102,000	2,305
*	Neoware Systems, Inc.	104,700	2,269
*	Presstek, Inc.	100,400	1,201
*	Rimage Corp.	27,300	604
	Electronic Equipment & Instruments (2.5%)
*	Ingram Micro, Inc. Class A	2,260,800	41,576
*	Mettler-Toledo International Inc.	397,699	25,771
*	Plexus Corp.	583,054	25,398
*	Trimble Navigation Ltd.	522,100	24,737
	Tektronix, Inc.	671,900	23,732
	Amphenol Corp.	410,400	23,721
*	Avnet, Inc.	756,800	19,790
*	Benchmark Electronics, Inc.	700,200	19,115
*	Brightpoint, Inc.	473,962	15,868
*	Littelfuse, Inc.	486,800	15,719
*	Itron, Inc.	191,561	12,844
*^	Multi-Fineline Electronix, Inc.	188,669	10,996
*	Vishay Intertechnology, Inc.	572,100	8,936
*	Solectron Corp.	2,092,895	8,372
*	TTM Technologies, Inc.	478,560	7,781
	AVX Corp.	415,400	7,394
*	Coherent, Inc.	161,756	5,987
*	Global Imaging Systems, Inc.	104,200	3,892
*	ScanSource, Inc.	60,700	3,800
*	Aeroflex, Inc.	225,188	2,840
	Anixter International Inc.	48,000	2,440
*	Paxar Corp.	86,400	1,887
*	Photon Dynamics, Inc.	83,300	1,587
	CDW Corp.	24,100	1,434
*	Metrologic Instruments, Inc.	83,600	1,420
*	Tech Data Corp.	36,800	1,351
	MTS Systems Corp.	13,200	591
*	LoJack Corp.	24,200	535
*	PAR Technology Corp.	12,100	203
*	Fargo Electronics	1,417	26
	Internet Software & Services (2.3%)
*	Akamai Technologies, Inc.	2,007,280	67,625
*	ValueClick, Inc.	1,914,675	32,262
*	WebEx Communications, Inc.	677,000	23,932
*	CNET Networks, Inc.	1,944,261	20,959
*	Digital Insight Corp.	501,899	17,310
*	Marchex, Inc.	792,100	17,236
*	aQuantive, Inc.	599,468	15,023
*	Vignette Corp.	890,500	14,114
*	Ariba, Inc.	1,375,725	12,712
*	Openwave Systems Inc.	587,058	10,925
	VeriSign, Inc.	458,785	10,791
*	Digitas Inc.	700,200	9,880
*	RealNetworks, Inc.	980,300	9,823
*	Websense, Inc.	342,600	8,517
*	InfoSpace, Inc.	281,600	7,189
*	EarthLink, Inc.	716,300	6,511
*	The Knot, Inc.	285,000	5,250
*	j2 Global Communications, Inc.	94,535	4,641
	United Online, Inc.	338,722	4,366
*^	Bankrate, Inc.	33,000	1,593
*	24/7 Real Media, Inc.	111,700	1,130
	IT Services (3.7%)
*	Alliance Data Systems Corp.	1,291,790	71,047
*	MPS Group, Inc.	2,514,845	40,137
*	DST Systems, Inc.	624,200	38,401

			Market
			Value•
		Shares	($000)
*	Euronet Worldwide, Inc.	946,300	33,821
*	Ceridian Corp.	1,300,050	31,500
	Global Payments Inc.	518,000	24,569
*	SRA International, Inc.	741,275	23,736
*	Sapient Corp.	2,886,600	22,602
*	CheckFree Corp.	385,751	20,780
	Affiliated Computer Services, Inc. Class A	309,100	17,235
*	Iron Mountain, Inc.	406,400	15,890
*	ManTech International Corp.	465,335	15,370
*	BISYS Group, Inc.	828,569	13,207
	Fidelity National Information Services, Inc.	326,600	12,411
	Acxiom Corp.	466,550	12,093
*	CSG Systems International, Inc.	477,770	12,078
*	Anteon International Corp.	218,800	11,957
	MoneyGram International, Inc.	295,100	10,004
	Talx Corp.	364,202	9,473
	Hewitt Associates, Inc.	291,775	8,459
*	Cognizant Technology Solutions Corp.	112,947	7,185
*^	Heartland Payment Systems, Inc.	264,566	6,942
	MAXIMUS, Inc.	169,225	5,896
*	Kanbay International Inc.	358,667	5,559
*	Sykes Enterprises, Inc.	151,785	2,457
*	Keane, Inc.	152,300	2,154
*	TNS Inc.	93,000	1,928
	infoUSA Inc.	169,128	1,889
*	iPayment Holdings, Inc.	39,597	1,713
*	Wright Express Corp.	28,969	892
*	Tyler Technologies, Inc.	48,600	536
*	eFunds Corp.	15,700	404
*	SI International Inc.	7,400	252
	Office Electronics (0.0%)
*	Zebra Technologies Corp. Class A	14,600	579
	Semiconductors & Semiconductor Equipment (4.6%)
*	MEMC Electronic
	Materials, Inc.	1,296,815	52,651
*	Microsemi Corp.	1,499,347	40,962
*	Zoran Corp.	1,373,140	37,679
*	Atheros Communications	1,362,900	34,604
*	LAM Research Corp.	623,803	30,491
	Intersil Corp.	955,464	28,291
*	RF Micro Devices, Inc.	2,383,100	22,163
*	Integrated Device Technology Inc.	1,374,622	20,922
*	Varian Semiconductor Equipment Associates, Inc.	627,400	20,547
*	ON Semiconductor Corp.	2,724,697	19,536
*	Trident Microsystems, Inc.	685,286	18,229
*	SiRF Technology Holdings, Inc.	500,846	17,103
	International Rectifier Corp.	358,225	16,192
*	Cymer, Inc.	299,887	15,501
*	Silicon Laboratories Inc.	296,700	13,829
*	Entegris Inc.	1,348,000	13,723
*	Cypress Semiconductor Corp.	772,700	13,260
*	OmniVision Technologies, Inc.	449,400	13,069
*	Agere Systems Inc.	781,200	12,280
*	Teradyne, Inc.	712,100	12,006
*	LSI Logic Corp.	1,035,100	11,024
	Tessera Technologies, Inc.	310,200	9,948
*	Novellus Systems, Inc.	360,536	8,905
*	Micrel, Inc.	672,200	8,631
*^	PortalPlayer Inc.	769,268	8,500
*	Cirrus Logic, Inc.	857,685	8,105
*	Atmel Corp.	1,366,410	7,160
*	Silicon Image, Inc.	700,514	7,145
*	FormFactor Inc.	170,036	7,089
*	ATMI, Inc.	241,350	6,854
*	Advanced Energy Industries, Inc.	406,651	6,380
*	Photronics Inc.	353,769	6,357

			Market
			Value•
		Shares	($000)
	National Semiconductor Corp.	206,119	6,179
*	Marvell Technology Group Ltd.	87,165	4,976
*	Kopin Corp.	798,036	4,437
*	Amkor Technology, Inc.	323,200	3,907
*^	Netlogic Microsystems Inc.	92,400	3,721
*	EMCORE Corp.	309,120	3,295
*	Silicon Storage Technology, Inc.	683,453	3,123
*	Mattson Technology, Inc.	249,658	2,869
*	Cabot Microelectronics Corp.	84,300	2,757
*	Genesis Microchip Inc.	165,302	2,599
	FEI Co.	117,625	2,557
*	Rambus Inc.	56,500	2,194
*	Supertex, Inc.	53,500	2,066
*	Power Integrations, Inc.	48,600	1,029
	Cohu, Inc.	45,400	871
*	Standard Microsystem Corp.	12,296	286
*	Kulicke & Soffa Industries, Inc.	28,700	260
*	Diodes Inc.	2,000	81
	Software (5.1%)
*	Red Hat, Inc.	3,639,381	106,961
*	Informatica Corp.	3,482,840	53,531
*	Citrix Systems, Inc.	1,052,030	41,997
*	RSA Security Inc.	1,571,500	32,907
*	Cadence Design Systems, Inc.	1,477,000	27,960
*	BMC Software, Inc.	1,295,800	27,912
*	Compuware Corp.	3,172,600	24,366
	Fair Isaac, Inc.	556,800	20,663
*	Progress Software Corp.	735,025	20,279
*	Witness Systems, Inc.	859,333	20,065
	FactSet Research Systems Inc.	381,497	16,839
*	MICROS Systems, Inc.	400,339	16,734
*	Activision, Inc.	1,145,500	16,255
*	Concur Technologies, Inc.	1,027,900	16,025
*	Internet Security Systems, Inc.	708,600	15,901
*	Take-Two Interactive Software, Inc.	911,250	15,537
*	Sonic Solutions, Inc.	833,600	14,771
*	Opsware, Inc.	1,556,500	13,168
*	BEA Systems, Inc.	782,400	10,367
*	ANSYS, Inc.	173,400	9,788
*	Transaction Systems Architects, Inc.	242,344	9,679
*	Hyperion Solutions Corp.	308,141	9,435
*	Nuance Communications, Inc.	713,900	9,159
*	Lawson Softward, Inc.	1,167,000	8,963
*	MicroStrategy Inc.	92,800	8,699
*	Parametric Technology Corp.	573,587	8,569
	Quality Systems, Inc.	254,800	8,551
*	Sybase, Inc.	343,991	7,489
*	Ulticom, Inc.	646,600	6,485
*	Quest Software, Inc.	338,034	5,818
*	Autodesk, Inc.	136,978	5,759
*	SPSS, Inc.	160,243	5,586
*	salesforce.com, Inc.	158,700	5,562
	Jack Henry & Associates Inc.	218,000	4,894
*	TIBCO Software Inc.	441,700	3,807
	Reynolds & Reynolds Class A	119,800	3,563
*	NAVTEQ Corp.	84,500	3,508
*	Intergraph Corp.	62,600	2,756
*	JDA Software Group, Inc.	93,500	1,277
	QAD Inc.	158,917	1,208
*	Blackboard Inc.	35,197	1,034
*	Radiant Systems, Inc.	48,200	627
*	InterVoice, Inc.	56,919	409
*	Novell, Inc.	2,000	16
			2,978,535
	Materials (2.9%)
	Martin Marietta Materials, Inc.	393,700	41,795
	AptarGroup Inc.	493,200	25,849
	Reliance Steel & Aluminum Co.	233,983	20,813
	Albemarle Corp.	409,050	19,561

			Market
			Value•
		Shares	($000)
	Eagle Materials, Inc.	289,000	19,146
*	Hercules, Inc.	1,305,700	18,554
	Minerals Technologies, Inc.	301,700	17,263
	Cytec Industries, Inc.	281,800	17,040
	Florida Rock Industries, Inc.	270,500	16,871
	Allegheny Technologies Inc.	238,500	16,538
	Carpenter Technology Corp.	132,500	15,761
*	Titanium Metals Corp.	205,760	14,743
	Ferro Corp.	726,800	14,013
*	Century Aluminum Co.	287,800	13,702
	Celanese Corp. Series A	482,000	10,580
^	Cleveland-Cliffs Inc.	116,899	10,005
*	RTI International Metals, Inc.	135,950	8,176
*	Pactiv Corp.	324,900	7,908
	Steel Dynamics, Inc.	120,200	7,505
*	AK Steel Corp.	412,500	6,150
*	Crown Holdings, Inc.	366,200	5,870
	Ball Corp.	109,300	4,370
	Silgan Holdings, Inc.	104,356	4,052
	Quanex Corp.	92,700	3,964
	Airgas, Inc.	95,800	3,875
*	Nalco Holding Co.	156,000	2,941
	Sealed Air Corp.	52,300	2,816
	Greif Inc. Class A	40,500	2,624
	International Flavors & Fragrances, Inc.	32,300	1,141
*	Tronox Inc. Class B	60,500	1,047
*	W.R. Grace & Co.	60,200	945
	Scotts Miracle-Gro Co.	14,076	623
	Worthington Industries, Inc.	29,000	573
	United States Steel Corp.	3,700	253
			357,067
	Telecommunication Services (1.1%)
*	American Tower Corp. Class A	960,675	32,797
*	NeuStar, Inc. Class A	755,485	26,518
*	NII Holdings Inc.	388,900	23,295
	Philippine Long Distance Telephone Co. ADR	495,200	19,684
	Valor Communications Group, Inc.	511,763	6,679
*	Cincinnati Bell Inc.	1,329,419	5,584
	Telephone & Data Systems, Inc.	126,209	4,947
*	Crown Castle International Corp.	120,600	4,058
*	Premiere Global Services, Inc.	494,883	3,865
	Centennial Communications Corp. Class A	560,507	3,823
	Commonwealth Telephone Enterprises, Inc.	100,020	3,319
^	Golden Telecom, Inc.	96,488	2,947
*	Time Warner Telecom Inc.	162,300	2,722
*	U.S. Cellular Corp.	24,820	1,549
*	Syniverse Holdings Inc.	27,500	487
	North Pittsburgh Systems, Inc.	5,422	123
			142,397
	Utilities (0.4%)
	PNM Resources Inc.	588,700	14,900
	UGI Corp. Holding Co.	480,400	10,761
	Energen Corp.	204,300	7,206
	Equitable Resources, Inc.	196,900	6,992
	CenterPoint Energy Inc.	522,700	6,283
	New Jersey Resources Corp.	48,500	2,147
*	El Paso Electric Co.	101,600	2,007
	MGE Energy, Inc.	11,100	354
			50,650
	Exchange-Traded Funds (1.4%)
^2	Vanguard Small-Cap
	VIPERs	1,982,703	132,643
^2	Vanguard Small-Cap
	Growth VIPERs	780,800	51,728
			184,371
	Total Common Stocks
	(Cost $9,897,880)		12,143,054
	Temporary Cash Investments (7.3%)1
	Money Market Fund (6.7%)
[3]	Vanguard Market Liquidity Fund, 4.771%	679,648,727	679,649
[3]	Vanguard Market Liquidity Fund,
	4.771%—Note G	192,951,000	192,951
			872,600

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.3%)
Deutsche Bank 4.790%, 5/1/06
(Dated 4/28/06, Repurchase Value
$33,713,000, Collateralized by
Federal National Mortgage Assn.,
4.500%–5.500%,
4/1/18–9/1/24)	33,700	33,700
U.S. Government & Agency Obligations (0.3%)
4 Federal National Mortgage Assn.
5 4.847%, 7/5/06	20,000	19,826
5 4.937%–4.946%, 7/19/06	12,000	11,873
U.S. Treasury Bill
5 4.666%, 8/24/06	3,400	3,349
		35,048
Total Temporary Cash Investments
(Cost $941,348)		941,348
Total Investments (101.6%)
(Cost $10,839,228)		13,084,402
Other Assets and Liabilities (–1.6%)
Other Assets—Note C		179,208
Other Liabilities—Note G		(380,895)
		(201,687)
Net Assets (100%)		12,882,715

At April 30, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	9,616,578
Overdistributed Net Investment Income	(2,012)
Accumulated Net Realized Gains	1,012,078
Unrealized Appreciation
Investment Securities	2,245,174
Futures Contracts	10,892
Foreign Currencies	5
Net Assets	12,882,715

Investor Shares—Net Assets
Applicable to 111,713,370 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,363,191
Net Asset Value Per Share—
Investor Shares	$83.81
Admiral Shares—Net Assets
Applicable to 45,084,683 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,519,524
Net Asset Value Per Share—
Admiral Shares	$78.06

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

[1]

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 3.2%, respectively, of net assets. See Note E in Notes to Financial Statements.

[2]	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

[3]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

[4]

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

[5]	Securities with a value of $35,048,000 have been segregated as initial margin for open futures contracts.

[6]	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2006
($000)
Investment Income
Income
Dividends[1],[2]	35,728
Interest[2]	13,626
Security Lending	2,537
Total Income	51,891
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,768
Performance Adjustment	(1,518)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	13,093
Admiral Shares	1,987
Marketing and Distribution
Investor Shares	1,181
Admiral Shares	418
Custodian Fees	50
Shareholders’ Reports
Investor Shares	151
Admiral Shares	2
Trustees’ Fees and Expenses	6
Total Expenses	25,138
Expenses Paid Indirectly—Note D	(243)
Net Expenses	24,895
Net Investment Income	26,996
Realized Net Gain (Loss)
Investment Securities Sold[2]	971,582
Futures Contracts	38,134
Foreign Currencies	(16)
Realized Net Gain (Loss)	1,009,700
Change in Unrealized Appreciation (Depreciation)
Investment Securities	899,760
Futures Contracts	13,050
Foreign Currencies	6
Change in Unrealized Appreciation (Depreciation)	912,816
Net Increase (Decrease) in Net Assets Resulting from Operations	1,949,512

[1]	Dividends are net of foreign withholding taxes of $122,000.

[2]	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,539,000, $12,086,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Apr. 30,	Oct. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,996	18,100
Realized Net Gain (Loss)	1,009,700	958,645
Change in Unrealized Appreciation (Depreciation)	912,816	266,311
Net Increase (Decrease) in Net Assets Resulting from Operations	1,949,512	1,243,056
Distributions
Net Investment Income
Investor Shares	(23,606)	—
Admiral Shares	(12,258)	—
Realized Capital Gain[1]
Investor Shares	(636,944)	(8,028)
Admiral Shares	(204,628)	(1,311)
Total Distributions	(877,436)	(9,339)
Capital Share Transactions—Note H
Investor Shares	729,396	(518,704)
Admiral Shares	843,175	1,060,504
Net Increase (Decrease) from Capital Share Transactions	1,572,571	541,800
Total Increase (Decrease)	2,644,647	1,775,517
Net Assets
Beginning of Period	10,238,068	8,462,551
End of Period[2]	12,882,715	10,238,068

[1]	Includes fiscal 2006 and 2005 short-term gain distributions totaling $212,902,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

[2]	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,012,000) and $6,872,000.

Financial Highlights

Explorer Fund Investor Shares
	Six
	Months
	Ended	Year Ended October 31,
For a Share Outstanding	April 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$76.67	$67.01	$63.17	$44.60	$51.91	$77.28
Investment Operations
Net Investment Income (Loss)	.179	.111	(.05)	(.012)	(.005)	.15
Net Realized and Unrealized Gain (Loss)
on Investments	13.397	9.622	3.89	18.587	(7.200)	(11.36)
Total from Investment Operations	13.576	9.733	3.84	18.575	(7.205)	(11.21)
Distributions
Dividends from Net Investment Income	(.230)	—	—	(.005)	(.105)	(.25)
Distributions from Realized Capital Gains	(6.206)	(.073)	—	—	—	(13.91)
Total Distributions	(6.436)	(.073)	—	(.005)	(.105)	(14.16)
Net Asset Value, End of Period	$83.81	$76.67	$67.01	$63.17	$44.60	$51.91

Total Return	18.61%	14.53%	6.08%	41.65%	–13.93%	–16.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,363	$7,836	$7,302	$5,662	$3,432	$3,996
Ratio of Total Expenses to
Average Net Assets[1]	0.48%[2]	0.51%	0.57%	0.72%	0.70%	0.72%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.41%[2]	0.16%	(0.11%)	(0.08%)	(0.01%)	0.24%
Portfolio Turnover Rate	97%[2]	80%	82%	77%	69%	77%

[1]	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.07%, 0.07%, and 0.06%.

[2]	Annualized.

Explorer Fund Admiral Shares
	Six Months				Nov. 12,
	Ended				2001[1] to
	Apr. 30,	Year Ended October 31,			Oct. 31,
For a Share Outstanding
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$71.47	$62.37	$58.71	$41.43	$50.00
Investment Operations
Net Investment Income	.236	.215	.04	.064	.035
Net Realized and Unrealized Gain (Loss)
on Investments	12.476	8.953	3.62	17.259	(8.498)
Total from Investment Operations	12.712	9.168	3.66	17.323	(8.463)
Distributions
Dividends from Net Investment Income	(.346)	—	—	(.043)	(.107)
Distributions from Realized Capital Gains	(5.776)	(.068)	—	—	—
Total Distributions	(6.122)	(.068)	—	(.043)	(.107)
Net Asset Value, End of Period	$78.06	$71.47	$62.37	$58.71	$41.43

Total Return	18.72%	14.70%	6.23%	41.85%	–16.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,520	$2,402	$1,161	$721	$293
Ratio of Total Expenses to
Average Net Assets[2]	0.30%[3]	0.34%	0.43%	0.57%	0.61%[3]
Ratio of Net Investment Income to
Average Net Assets	0.59%[3]	0.33%	0.04%	0.05%	0.13%[3]
Portfolio Turnover Rate	97%[3]	80%	82%	77%	69%

[1]	Inception.

[2]	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.07%, and 0.07%.

[3]	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of GMO, Granahan Investment Management, Inc., Wellington Management Company, and Chartwell Investment Partners are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. In accordance with the advisory contract entered into with Kalmar Investment Advisers in February 2005, beginning in February 2007 the investment advisory fee will be subject to quarterly adjustments based on performance since April 30, 2005, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $368,000 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before a decrease of $1,518,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2006, the fund had contributed capital of $804,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2006, these arrangements reduced the fund’s management and administrative expenses by $236,000 and custodian fees by $7,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2006, the fund realized net foreign currency losses of $16,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2005, on passive foreign investment company holdings at April 30, 2006, was $8,914,000, which has been distributed and is reflected in the balance of overdistributed net investment income.

At April 30, 2006, net unrealized appreciation of investment securities for tax purposes was $2,236,260,000, consisting of unrealized gains of $2,571,905,000 on securities that had risen in value since their purchase and $335,645,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2006, the aggregate settlement value of open futures contracts expiring in June 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	776	298,294	9,350
E-Mini Russell 2000 Index	1,458	112,091	780
E-Mini Nasdaq 100 Index	3,227	110,428	589
Nasdaq 100 Index	39	6,673	173

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2006, the fund purchased $5,866,217,000 of investment securities and sold $5,411,464,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2006, was $184,182,000, for which the fund received cash collateral of $192,951,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2006		October 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	958,927	11,892	1,728,503	23,376
Issued in Lieu of Cash Distributions	648,831	8,577	7,866	106
Redeemed	(878,362)	(10,960)	(2,255,073)	(30,239)
Net Increase (Decrease)—Investor Shares	729,396	9,509	(518,704)	(6,757)
Admiral Shares
Issued	899,268	12,062	1,422,697	20,258
Issued in Lieu of Cash Distributions	207,776	2,951	1,242	18
Redeemed	(263,869)	(3,542)	(363,435)	(5,277)
Net Increase (Decrease)—Admiral Shares	843,175	11,471	1,060,504	14,999

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2006

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2005	4/30/2006	Period1
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,186.13	$2.60
Admiral Shares	1,000.00	1,187.16	1.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.41	$2.41
Admiral Shares	1,000.00	1,023.31	1.51

[1]

The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO); Kalmar Investment Advisers; Chartwell Investment Partners, L.P.; and The Vanguard Group, Inc. In addition, the board approved amended investment advisory agreements with Granahan Investment Management, Inc., and Wellington Management Company, LLP. The amended agreements contain new advisory fee schedules that increase the fee paid to Granahan and Wellington Management. The board determined that retaining the fund’s advisors and amending Granahan’s and Wellington Management’s fee schedules were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Grantham, Mayo, Van Otterloo & Co. LLC. GMO has a diverse product line whose assets are well distributed across products. U.S. equities, developed-market international equities, emerging-market equities, and global fixed income securities each make up a meaningful portion of GMO’s total business. GMO has managed a portion of the fund since 2000.

Kalmar Investment Advisers. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth-with-value” smaller-cap equity portfolios. Kalmar began advising a portion of the fund in 2005.

Chartwell Investment Partners. Chartwell has expertise in small-cap equity management. The firm employs a fundamental, bottom-up strategy in seeking companies that offer superior growth potential at lower relative valuations. Chartwell has managed a portion of the fund since 1997.

Granahan Investment Management. Granahan was founded in 1985 and has advised the fund since 1990. The portfolio management team, whose members have over 20 years’ experience in working together at Granahan, continues to execute its disciplined process for identifying attractive small-cap growth companies diversified across all phases of the business life cycle. The board concluded that the existing advisory fee schedule for Granahan had been in place for many years, and that the schedule should be adjusted to reflect the fair market value of Granahan’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in the small-cap growth market segment. The board decided that adjusting the Granahan fee schedule would support enhanced organizational depth and stability in the best interests of the fund and its shareholders.

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in 1967. Wellington Management seeks out stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by

Wellington Management’s deep industry research capabilities. The board concluded that the existing advisory fee schedule had been in place for many years and that it should be adjusted to enable Wellington Management to continue to attract and retain top investment talent. In the board’s view, adjusting the fee schedule for Wellington Management supports enhanced organizational depth and stability for the benefit of the fund and its shareholders.

The Vanguard Group. Vanguard has been managing investments for more than two decades.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $690 billion in assets (stocks and bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation (or amendment with respect to Granahan and Wellington Management) of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer funds. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreements with Granahan and Wellington Management, the fund’s advisory fee rate and expense ratio remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of GMO, Kalmar, Chartwell, Granahan, and Wellington

Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for GMO, Kalmar, Chartwell, Granahan, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs. The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
135 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
135 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute for Biomedical
Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
135 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
135 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director
135 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/
135 Vanguard Funds Overseen	lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
135 Vanguard Funds Overseen	(diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
135 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
135 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

[1]	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

[2]	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Explorer, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by
the fund’s current prospectus.
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 19, 2006

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 19, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.